EXHIBIT 10.6

THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THIS “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE AND FOREIGN SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

(NON-U.S. AND INTERNATIONAL SUBSCRIBERS)

TO:

REVENUE.COM CORPORATION (the “Company”)

having an address at [insert address, facsimile and email]

PURCHASE OF CONVERTIBLE NOTE

1.

Subscription

1.1

On the basis of the representations and warranties and subject to the terms and conditions set forth in this subscription agreement (this “Agreement”), the undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase a convertible note (the “Note”) of the Company, in the form attached hereto as Exhibit “B” (the “Securities”), in the aggregate principal amount of US$[AMOUNT]  (such subscription and agreement to purchase being the “Subscription”), for the aggregate purchase price of US$[AMOUNT] (the “Subscription Amount”), which is tendered herewith.

1.2

The Company hereby agrees to sell the Securities to the Subscriber on the basis of the representations and warranties and subject to the terms and conditions set forth in this Agreement.  Subject to the terms of this Agreement, the Agreement will be effective upon its acceptance by the Company.

1.3

The Note yields interest at a rate of 12% per annum simple interest which is payable only on the maturity date of the Note, which is one year from the date of issuance. The Note is convertible into common shares of the Company (each, a “Share”) on the terms set out in the Note.  The Note and Shares are collectively referred to as the “Securities”.

1.4

The Subscriber acknowledges that a finder’s fee or a broker’s commission may be paid by the Company in connection with this Subscription.  The Subscriber also acknowledges that the Company is offering Notes with an aggregate principal amount of $975,000 (the “Offering”).

1.5

Unless otherwise provided, all dollar amounts referred to in this Agreement are in lawful money of the United States.

2.

Payment

2.1

The Subscription Amount must accompany this Subscription and shall be paid in accordance with the Note.

3.

Deliveries Required and Related Matters

3.1

The Subscriber must complete, sign and return to the Company the following deliveries on or prior to the closing of the Offering:

(a)

the Subscription Amount, payable by bank draft, certified check or wire transfer;

(b)

an executed copy of this Agreement;

(c)

a Canadian Investor Questionnaire (the “Questionnaire”) attached as Exhibit “A” that starts on page 13; and

(d)

such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber’s qualification as a qualified investor.

3.2

The Company must complete, sign and return to the Subscriber the following deliveries on the closing date of the Offering:

(a)

an executed copy of this Agreement;

(b)

an executed copy of the General Security Agreement entered into between the Subscriber and the Company which secures the obligations of the Company under the Note issued in the Offering;

(c)

an executed certificate evidencing the Note.

3.3

The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities and applicable law.

3.4

Both parties to this Agreement acknowledge and agree that Clark Wilson LLP has acted as counsel only to the Company and is not protecting the rights and interests of the Subscriber.  The Subscriber acknowledges and agrees that the Company and Clark Wilson LLP have given the Subscriber the opportunity to seek, and are hereby recommending that the Subscriber obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber hereby represents and warrants to the Company and Clark Wilson LLP that the Subscriber has sought independent legal advice or waives such advice.

4.

Conditions and Closing

4.1

The closing of the sale of the Note to the Subscriber (the “Closing”) shall occur on or before April 15, 2014, or on such other date as may be determined by the Company in its sole discretion (the “Closing Date”).

4.2

The Closing is conditional upon and subject to:

(a)

the Company having obtained all necessary approvals and consents, including regulatory approvals for the Offering; and

(b)

the issue and sale of the Securities being exempt from the requirement to file a prospectus and the requirement to deliver an offering memorandum under applicable securities legislation relating to the sale of the Securities, or the Company having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or deliver an offering memorandum.

4.3

On the Closing Date, the Subscriber acknowledges that the certificates representing the Note will be available for delivery, provided that the Subscriber has satisfied the requirements of Section 3 hereof and the Company has accepted this Agreement.

5.

Acknowledgements and Agreements of Subscriber

5.1

The Subscriber acknowledges and agrees that:

(a)

none of the Securities have been or will be registered under the United States Securities Act of 1933, as amended, (the “1933 Act”), or under any securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state, provincial and foreign securities laws;

(b)

the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other securities legislation;

(c)

by completing the Questionnaire, the Subscriber is representing and warranting that the Subscriber satisfies one of the categories of registration and prospectus exemptions provided in National Instrument 45-106 (“NI 45-106”) adopted by the provincial securities commissions;

(d)

the decision to execute this Agreement and acquire the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of any public information (the “Public Record”) which has been filed by the Company with the United States Securities and Exchange Commission (the “SEC”);

(e)

the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Agreement and the Questionnaire, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(f)

there are risks associated with the purchase of the Securities, as more fully described in the Company’s periodic disclosure forming part of the Public Record;

(g)

the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(h)

finder’s fees or broker’s commissions may be payable by the Company to finders who introduce subscribers to the Company;

(i)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

(j)

all of the information which the Subscriber has provided to the Company is correct and complete as of the date this Agreement is signed, and if there should be any change in such information prior to the Closing, the Subscriber will immediately provide the Company with such information;

(k)

the Company is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Questionnaire, and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement or the Questionnaire;

(l)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company are not in any way responsible) for compliance with:

(i)

any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii)

applicable resale restrictions;

(m)

the Subscriber understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities. The Company gives no opinion and make no representation with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax law of the Subscriber’s acquisition or disposition of the Securities;

(n)

the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Securities through a person registered to sell securities under provincial securities legislation and other applicable securities laws, as a consequence of acquiring the Securities pursuant to such exemption, certain protections, rights and remedies provided by the applicable securities legislation including the various provincial securities acts, including statutory rights of rescission or damages, will not be available to the Subscriber;

(o)

neither the SEC nor any securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities;

(p)

there is no government or other insurance covering any of the Securities; and

(q)

the Company will refuse to register the transfer of any of the Securities to a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable laws.

6.

Representations, Warranties and Covenants of the Subscriber

6.1

The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)

the Subscriber is not a U.S. Person and is executing this Agreement outside of the U.S.;

(b)

the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(c)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(d)

the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

(e)

the Subscriber has received and carefully read this Agreement;

(f)

the Subscriber is aware that an investment in the Company is speculative and involves certain risks (including those risks disclosed in the Public Record), including the possible loss of the entire investment;

(g)

the Subscriber has made an independent examination and investigation of an investment in the Securities and the Company and agrees that the Company will not be responsible in any way whatsoever for the Subscriber’s decision to invest in the Securities and the Company;

(h)

all information contained in the Questionnaire is complete and accurate and may be relied upon by the Company, and the Subscriber will notify the Company immediately of any material change in any such information occurring prior to the closing of the purchase of the Securities;

(i)

the Subscriber is purchasing the Securities as principal for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Securities, and the Subscriber has not subdivided his interest in the Securities with any other person;

(j)

the Subscriber (i) is able to fend for itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(k)

the Subscriber is not an underwriter of, or dealer in, any of the Securities, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities or any of them;

(l)

the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(m)

no person has made to the Subscriber any written or oral representations:

(i)

that any person will resell or repurchase any of the Securities,

(ii)

that any person will refund the purchase price of any of the Securities, or

(iii)

as to the future price or value of any of the Securities;

(n)

the Subscriber understands and agrees that none of the Securities have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state, provincial and foreign securities laws;

(o)

the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;

(p)

the Subscriber acknowledges that it has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(q)

hedging transactions involving the Securities may not be conducted unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable securities laws;

(r)

the Subscriber acknowledges and agrees that the Company shall not consider the Subscriber’s Subscription for acceptance unless the undersigned provides to the Company, along with an executed copy of this Agreement:

(i)

a fully completed and executed Questionnaire in the form attached hereto as Exhibit “A”, and

(ii)

such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber’s qualification as a qualified investor;

(s)

by completing the Questionnaire, the Subscriber is representing and warranting that the Subscriber satisfies one of the categories of registration and prospectus exemptions provided in NI 45-106 adopted by the Canadian Securities Administrators; and

(t)

if the Subscriber is resident outside of Canada and the United States:

(i)

the Subscriber is knowledgeable of, or has been independently advised as to, the applicable laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the offer and sale of the Securities,

(ii)

the Subscriber is purchasing the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable laws or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(iii)

the applicable laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the offer, issue, sale or resale of any of the Securities,

(iv)

the purchase of the Securities by the Subscriber does not trigger:

A.

any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B.

any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and

(v)

the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably.

6.2

In this Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Agreement includes any person in the United States.

7.

Representations and Warranties will be Relied Upon by the Company

7.1

The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber’s eligibility to purchase the Securities under applicable legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Securities under applicable legislation.  The Subscriber further agrees that by accepting delivery of the certificate representing the Note on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Note and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

8.

Legending and Registration of Securities

8.1

The Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates or other document representing any of the Securities will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS.”

8.2

The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to their registrar and transfer agent in order to implement the restrictions on transfer set forth and described in this Agreement.

9.

Resale Restrictions

9.1

The Subscriber acknowledges that the Securities are subject to resale restrictions in Canada and the United States and may not be traded in Canada or the United States except as permitted by the applicable federal, state and provincial securities laws and the rules made thereunder.

9.2

The Subscriber acknowledges that the Securities are subject to resale restrictions in British Columbia and may not be traded in British Columbia except as permitted by the Securities Act (British Columbia) (the “BC Act”) and the rules made thereunder.

9.3

Pursuant to Multilateral Instrument 45-102, as adopted by the British Columbia Securities Commission, a subsequent trade in the Securities will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation (including the BC Act) unless certain conditions are met, which conditions include a hold period (the “Canadian Hold Period”) that shall have elapsed from the date on which the Securities were issued to the Subscriber and, during the currency of the Canadian Hold Period, any certificate representing the Securities is to be imprinted with a restrictive legend (the “Canadian Legend”).

9.4

By executing and delivering this Subscription Agreement, the Subscriber will have directed the Company not to include the Canadian Legend on any certificates representing the Securities to be issued to the Subscriber.

9.5

As a consequence, the Subscriber will not be able to rely on the resale provisions of Multilateral Instrument 45-102, and any subsequent trade in any of the Securities during or after the Canadian Hold Period will be a distribution subject to the prospectus and registration requirements of Canadian securities legislation, to the extent that the trade is at that time subject to any such Canadian securities legislation.

10.

Payment of Loan Fee

The Company agrees that in regards to any payment it receives as a Loan Fee as defined in and determined by the terms of the Commitment Letter entered into between the Company and Viurl Inc., the Company will hold such Loan Fee in trust and on behalf of the Subscriber (the “Beneficiary”) and will immediately upon receipt pay the Subscriber’s pro rata portion of such Loan Fee without deduction to the Beneficiary.

11.

Collection of Personal Information

11.1

The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber’s personal information for the purpose of fulfilling this Agreement and completing the Offering.  The Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company’s registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering.  By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes and to the retention of such personal information for as long as permitted or required by law or business practice.  Notwithstanding that the Subscriber may be purchasing Securities as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Company, all as may be required by the Company in order to comply with the foregoing.

Furthermore, the Subscriber is hereby notified that:

(a)

the Company may deliver to any securities commission having jurisdiction over the Company, the Subscriber or this subscription, including any Canadian provincial securities commissions and/or the SEC (collectively, the “Commissions”) certain personal information pertaining to the Subscriber, including such Subscriber’s full name, residential address and telephone number, the number of shares or other securities of the Company owned by the Subscriber, the number of Securities purchased by the Subscriber and the total purchase price paid for such Securities, the prospectus exemption relied on by the Company and the date of distribution of the Securities,

(a)

such information is being collected indirectly by the Commissions under the authority granted to them in securities legislation,

(b)

such information is being collected for the purposes of the administration and enforcement of the securities laws, and

(c)

the Subscriber may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission’s indirect collection of such information at the following address and telephone number:

Administrative Assistant to the Director of Corporate Finance

Ontario Securities Commission

Suite 1903, Box 55

20 Queen Street West

Toronto, ON  M5H 3S8

Telephone:  (416) 593-8086

12.

Costs

12.1

The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Securities shall be borne by the Subscriber.

13.

Governing Law

13.1

This Agreement is governed by the laws of the State of Nevada.  The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the courts of the State of Nevada.

14.

Currency

14.1

Any reference to currency in this Agreement is to the currency of the United States unless otherwise indicated.

15.

Survival

15.1

This Agreement, including, without limitation, the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

16.

Assignment

16.1

This Agreement is not transferable or assignable.

17.

Severability

17.1

The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

18.

Entire Agreement

18.1

Except as expressly provided in this Agreement and in the exhibits, agreements, instruments and other documents attached hereto or contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

19.

Notices

19.1

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, including facsimile, electronic mail or other means of electronic communication capable of producing a printed copy.  Notices to the Subscriber shall be directed to the address of the Subscriber set forth on page 11 of this Agreement and notices to the Company shall be directed to it at the address of the Company set forth on page 1 of this Agreement.

20.

Counterparts and Electronic Means

20.1This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.  Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

21.

Exhibits

21.1

The exhibits attached hereto form part of this Agreement.

22.

Indemnity

22.1

The Subscriber will indemnify and hold harmless the Company and, where applicable, their directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement, the Questionnaire, or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

Subscriber Information	Register the Securities as set forth below:

(Name of Subscriber)	(Name to Appear on Certificate)

Account Reference (if applicable):	(Account Reference, if applicable)

x
(Signature of Subscriber – if the Subscriber is an Individual)

x	(Address, including Postal Code)
(Signature of Authorized Signatory – if the Subscriber is not an Individual)
Deliver the Securities as set forth below:

(Name and Title of Authorized Signatory – if the Subscriber is not an Individual)
(Attention - Name)

(SIN, SSN, or other Tax Identification Number of the Subscriber)
(Account Reference, if applicable)

(Subscriber’s Address, including city and Postal Code)
(Street Address, including Postal Code) (No PO Box)

(Telephone Number)
(Telephone Number)

ACCEPTANCE

The Company hereby accepts the subscription as set forth above on the terms and conditions contained in this Private Placement Subscription Agreement as of the _____ day of __________, 2014.

REVENUE.COM CORPORATION

Per:

___________________

Authorized Signatory

EXHIBIT “A”

CANADIAN INVESTOR QUESTIONNAIRE

TO:

REVENUE.COM CORPORATION

(the “Company”)

RE:

Purchase of Convertible Notes (the “Note”)

Capitalized terms used in this Questionnaire and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement between the Subscriber and the Company to which this Exhibit A is attached.

In connection with the purchase by the Subscriber (being the undersigned, or if the undersigned is purchasing the Note as agent on behalf of a disclosed beneficial Subscriber, such beneficial Subscriber, shall be referred herein as the “Subscriber”) of the Note, the Subscriber hereby represents, warrants and certifies to the Company that the Subscriber:

(i)

is purchasing the Securities as principal (or deemed principal under the terms of National Instrument 45-106 - Prospectus and Registration Exemptions adopted by the Canadian Securities Administrators (“NI 45-106”));

(ii)

(A)

is resident in or is subject to the laws of one of the following (check one):

. Alberta	. New Brunswick	. Prince Edward Island
. British Columbia	. Nova Scotia	. Quebec
. Manitoba	. Ontario	. Saskatchewan
. Newfoundland and Labrador
. United States: _________________________ (List State of Residence)

or

(B)

☐ is resident in a country other than Canada or the United States; and

(iii)

has not been provided with any offering memorandum in connection with the purchase of the Note.

In connection with the purchase of the Note, the Subscriber hereby represents, warrants, covenants and certifies that:

the Subscriber is an “accredited investor” within the meaning of NI 45-106, by virtue of satisfying one of the following criteria (YOU MUST ALSO INITIAL OR PLACE A CHECK-MARK ON THE APPROPRIATE LINE BELOW).

.

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

.	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (a),
.	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,
.

an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

.	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,
.

a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that has not been created or used solely to purchase or hold securities as an accredited investor as defined in this paragraph (f),

.

an investment fund that distributes or has distributed its securities only to

(i)

a person that is or was an accredited investor at the time of the distribution,

(ii)

a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] of NI 45-106, or 2.19 [Additional investment in investment funds] of NI 45-106, or

(iii)

a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,

.

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

.

a trust company or trust company registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust company, as the case may be,

.

a person acting on behalf of a fully managed account managed by that person, if that person

(i)

is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(ii)

in Ontario, is purchasing a security that is not a security of an investment fund,

.

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

.	an entity organized in a foreign jurisdiction that is analogous to the entity referred to in paragraph (a) in form and function,
.

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

.	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or
.	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor.

The above representations and warranties will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Note and acknowledges that they will survive the completion of the issue of the Note.

The Subscriber acknowledges that the foregoing representations and warranties are made by the undersigned with the intent that they be relied upon in determining the suitability of the Subscriber as a Subscriber of the Note and that this certificate is incorporated into and forms part of the Agreement and the undersigned undertakes to immediately notify the Company of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Note.

By completing this certificate, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority or regulator and acknowledges that such information is made available to the public under applicable legislation.

DATED as of  day of April, 2014.

________________________________________

Print Name of Subscriber (or person signing as agent)

By:

_________________________________

Signature

_________________________________

Title

EXHIBIT “B”

FORM OF CONVERTIBLE NOTE

[see attached]

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE AND FOREIGN SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THIS SECURITY AND THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

Issue Date: , 2014

U.S. $

12% CONVERTIBLE NOTE

(NON-U.S. AND INTERNATIONAL HOLDERS)

FOR VALUE RECEIVED, REVENUE.COM CORPORATION (the “Company”) promises to pay to [insert name and address] or its registered assigns (the “Holder”), the principal sum of [INSERT DOLLAR AMOUNT] ($) in lawful currency of the United States (the “Principal Amount”) on April , 2015 or such earlier date as the Note may be permitted to be repaid as provided hereunder (the “Maturity Date”), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note at rate of 12% per annum, subject to section 3.1 below, payable on the earlier of (i) the Conversion Date (as hereafter defined) and (ii) the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) in cash.  Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Issue Date until payment in full of the Principal Amount, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest shall cease to accrue with respect to the Principal Amount converted, provided that the Company in fact delivers the Conversion Shares (as hereinafter defined). The Company may prepay any portion of the Principal Amount without the prior written consent of the Holder subject to the prepayment terms and conditions set out in Section 5 hereto.

This Note is subject to the following additional provisions:

1.

Subscription Agreement

This Note has been issued pursuant to a subscription agreement between the Company and the Holder dated , 2014 (the “Subscription Agreement”) pursuant to which the Holder purchased this Note, and this Note is subject in all respects to the terms of the Subscription Agreement and incorporates the terms of the Subscription Agreement to the extent that they do not conflict with the terms of this Note.  This Note may not be transferred or exchanged.

2.

Events of Default

2.1

“Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(a)

any default in the payment of the Principal Amount of this Note, the Subscription Agreement or under the General Security Agreement when the same becomes due hereunder or thereunder, or if the Company makes default in the observance or performance of something required to be done or some covenant or condition required to be observed or performed herein, the Subscription Agreement or in the General Security Agreement and, if such default is capable of being cured by the Company, the same is not cured within 15 calendar days (or, if such default is capable of being cured by the Company but not within such period of time and the Company has commenced taking action to cure such default within such period of time and diligently and in good faith continues taking such action, such greater period of time, not exceeding an additional 15 calendar days as may be necessary to cure such default); and

(b)

the Company or any of its subsidiaries, if and when applicable (each a “Subsidiary”), shall commence, or there shall be commenced against the Company or any Subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Subsidiary or there is commenced against the Company or any Subsidiary any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company or any Subsidiary is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any Subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any Subsidiary makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any Subsidiary shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any Subsidiary shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any Subsidiary for the purpose of effecting any of the foregoing.

2.2

If any Event of Default occurs, subject to any cure period, the full Principal Amount, together with interest and other amounts owing in respect thereof to the date of acceleration shall become, at the Holder’s election, immediately due and payable in cash.  Upon payment of the full Principal Amount, together with interest and other amounts owing in respect thereof, in accordance herewith, this Note shall promptly be surrendered to or as directed by the Company.  The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.  Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder and the Holder shall have all rights as a Note holder until such time, if any, as the full payment under this Section shall have been received by it.  No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

3.

Conversion

3.1

This Note, along with all accrued and unpaid interest, will be converted into Conversion Shares  on the date (the “Conversion Date”) that the Company’s registration statement on Form S-1 filed in connection with the proposed acquisition of Virurl Inc. as set out in Letter of Intent dated April , 2014 (the “Letter of Intent”), is declared effective by the Securities Exchange Commission.

3.2

The number of Conversion Shares issuable upon a conversion of the Principal Amount under this Note shall be determined by the quotient obtained by dividing (x) by (y) where (x) is equal to the Principal Amount and (y) is the Conversion Price (as hereinafter defined).

3.3

The number of Conversion Shares issuable upon a conversion of any accrued and outstanding interest on this Note (the “Accrued Interest”) shall be determined by the quotient obtained by dividing (x) by (y) where (x) is equal to the amount of Accrued Interest to be converted and (y) is the Conversion Price.

3.4

Not later than five Trading Days after any Conversion Date, the Company will deliver to the Holder a certificate or certificates representing the Conversion Shares (bearing such legends as may be required by applicable law and those required by the Subscription Agreement) representing the aggregate number of Conversion Shares being acquired.

3.5

The conversion price (the “Conversion Price”) in effect on the Conversion Date shall be equal to $0.125 per share.

3.6

The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock such number of shares as is necessary in order to ensure that a sufficient number are available for the purpose of issuance of Conversion Shares upon conversion of this Note, free from pre-emptive rights or any other actual contingent purchase rights of Persons other than the Holder. The Company covenants that all Conversion Shares shall, upon issue, be duly and validly authorized, issued and fully paid and non-assessable.

3.7

Upon a conversion hereunder, the Company shall not be required to issue stock certificates representing fractions of any Conversion Shares, and the number of Conversion Shares shall be rounded down to the nearest whole number.

3.8

If the Company, at any time while this Note is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions in shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

3.9

The Holder acknowledges and agrees that it is a condition to the issuance of the Conversion Shares that all Conversion Shares will be placed into escrow with Clark Wilson LLP for a period of 12 months from the date of issuance of the Conversion Shares subject to a Pooling Agreement (to be negotiated by the Company and the Holder in good faith and acting reasonably) to be entered into between the Company and the Holder in connection with and as a condition to the issuance of the Conversion Shares.

4.

Security

As security for the obligations of the Company to the Holder pursuant to this Note, the Holder has entered into a General Security Agreement with the Company.

5.

Prepayment

Subject to the conversion right of the Holder, the Company may, from time to time at its option, upon ten (10) days’ prior written notice (a “Prepayment Notice”) to the Holder, prepay (each a “Prepayment”) all or part of the Principal Amount of this Note (with all accrued and unpaid interest thereon) prior to the Maturity Date (the “Outstanding Principal”). The Prepayment (less any tax required to be withheld by the Company) shall be paid by cheque or by such other reasonable means as the Company deems desirable. The mailing of such cheque from the Company’s registered office, or the payment by such other reasonable means as the Company deems desirable, on or before the prepayment date shall be deemed to be payment on the Prepayment date unless the cheque is not paid upon presentation or payment by such other means is not received. Notwithstanding the foregoing, the Company shall be entitled to require at any time, and from time to time, that the Prepayment be paid to the Holder only upon presentation and surrender of the Note at the registered office of the Company or at any other place or places designated by the Prepayment Notice.  If only a part of the Principal Amount of this Note is to be prepaid, a new certificate for the balance of the Principal Amount shall be issued at the expense of the Company.

At any time after a Prepayment Notice is given, the Company shall have the right to deposit the amount of the Prepayment with any chartered bank or banks or with any trust company or trust companies in British Columbia named for such purpose in the Prepayment Notice to the credit of a special account or accounts in trust for Holder, to be paid to it upon surrender to such bank or banks or trust company or trust companies of the certificate or certificates representing this Note. Upon such deposit or deposits being made or upon the prepayment date, whichever is later, this Note shall be and be deemed to be paid and the rights of the Holder shall be limited to receiving, without interest, the amount so deposited.  Any interest allowed on such deposit or deposits shall accrue to the Company.

6.

Notices

Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing, sent by a nationally recognized overnight courier service or by facsimile, addressed to the Company, Attn: President, c/o 900-885 West Georgia Street, Vancouver, British Columbia V6C 3H1, facsimile: 604-687-6314, or such other address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to the Holder at the facsimile telephone number or address of such Holder appearing on this Note or on the books of the Company, or if no such facsimile telephone number or address appears, at the address of the Holder to which this Note was delivered.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (Mountain Time Zone), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (Pacific Standard Time) on any date and earlier than 11:59 p.m. (Pacific Standard Time) on such date, (iii) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

7.

Definitions

For the purposes hereof, in addition to the terms defined elsewhere in this Note: (i) capitalized terms not otherwise defined herein have the meanings given to such terms in the Subscription Agreement, and (ii) the following terms shall have the following meanings:

(a)

“Accrued Interest” has the meaning set forth in Section 3.3 hereto;

(b)

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of Nevada are authorized or required by law or other government action to close;

(c)

“Common Stock” means the common stock, par value $0.001 per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed;

(d)

“Conversion Date” has the meaning set forth in Section 0 hereof;

(e)

“Conversion Price” has the meaning set forth in Section 3.5 hereof;

(f)

“Conversion Share” means shares of the Company’s Common Stock into which the Principal Amount or the Accrued Interest, as applicable, be converted;

(g)

“Exchange Act” means the Securities Exchange Act of 1934, as amended;

(h)

“General Security Agreement” means the General Security Agreement entered into between the Subscriber and the Company which secures the obligations of the Company under this Note in favor of the holders of the notes issued pursuant to the Offering;

(i)

“Issue Date” shall have the meaning shown on the first page of this Note;

(j)

“Offering” has the meaning set out in the subscription agreement between the Company and the Holder of even date;

(k)

“Outstanding Principal” has the meaning set out in Section 5 hereto;

(l)

“Person” means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency;

(m)

“Prepayment” has the meaning set out in Section 5 hereto;

(n)

“Prepayment Notice” has the meaning set out in Section 5 hereto;

(o)

“Subscription Agreement” means the Subscription Agreement, dated as of April , 2014, to which the Company and the Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms;

(p)

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; and

(q)

“Trading Day” means a day on which the shares of Common Stock are traded on a trading market on which the shares of Common Stock are then listed or quoted, provided, that in the event that the shares of Common Stock are not listed or quoted, then Trading Day shall mean a Business Day.

8.

Replacement of Note if Lost or Destroyed

If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the Principal Amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

9.

Governing Law

All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof.

10.

Waivers

Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note.  The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note.  Any waiver must be in writing.

11.

Usury

If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Principal  Amount of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

12.

Next Business Day

Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

IN WITNESS WHEREOF, the Company has caused this Convertible Note to be duly executed by a duly authorized officer as of the date first above indicated.

REVENUE.COM CORPORATION

Per:

/s/ Paul Dillman

Authorized Signatory

Name: Paul Dillman

Title: President and Chief Executive Officer